EXHIBIT 99.1

Audited Financial Statements
General Technology Corporation

Years ended December 15, 2009 and December 31, 2008 with Report of Independent Auditors

Contents

GENERAL TECHNOLOGY CORPORATION
BALANCE SHEETS
AS OF DECEMBER 15, 2009 AND DECEMBER 31, 2008
(In thousands)

	DECEMBER 15,	DECEMBER 31,
	2009	2008
ASSETS

CURRENT ASSETS:
Accounts Receivable	$3,945	$2,270
Inventories	4,444	4,922
Other Current Assets	69	90

Total Current Assets	8,458	7,282

FIXED ASSETS:
Land and Land Improvements	735	735
Buildings and Improvements	4,967	4,967
Machinery and Equipment	2,261	2,072

Gross Property Plant & Equipment	7,963	7,774
Less: Accumulated Depreciation	(2,843)	(2,449)

Net Fixed Assets	5,120	5,325

Total Assets	$13,578	$12,607

LIABILITIES & SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Bank Overdraft	$-	$18
Accounts Payable	1,111	1,512
Accrued Payroll and Related Expenses	220	421
Other Accrued Expenses	713	422
Customer Advances	224	-

Total Current Liabilities	2,268	2,373

Long Term Building Bond Debt	100	100

Total Liabilities	2,368	2,473

SHAREHOLDERS' EQUITY:
Common Stock	25	25
Capital Surplus	13,176	13,842
Retained Deficit	(1,991)	(3,733)

Total Shareholders' Equity	11,210	10,134

Total Liabilities & Shareholders’ Equity	$13,578	$12,607

The accompanying notes are an integral part of these financial statements.

GENERAL TECHNOLOGY CORPORATION
 STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 15, 2009 AND DECEMBER 31, 2008
 (In thousands)

	DECEMBER 15,	DECEMBER 31,
	2009	2008

Related Party Net Sales	$276	$442
Un-Related Party Net Sales	25,936	13,668
Total Net Sales	26,212	14,110

Related Party Cost of Sales	395	461
Un-Related Party Cost of Sales	20,167	13,065
Total Cost of Sales	20,562	13,526

Gross Profit	5,650	584

Related Party Selling and Administrative Allocations	252	817
Selling and Administrative Expenses	2,503	2,225
Total Selling and Administrative	2,755	3,042

Operating Profit (Loss)	2,895	(2,458)

Other expense	5	11
Related Party Interest & Financing Expense	201	350
Interest and Financing Expense	9	6

Net Income (Loss) before Income Taxes	2,680	(2,825)

Provision for (Benefit from) Income Taxes	938	(989)

Net Income (Loss)	$1,742	$(1,836)

The accompanying notes are an integral part of these financial statements.

GENERAL TECHNOLOGY CORPORATION
 STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 15, 2009 AND DECEMBER 31, 2008
 (In thousands)

	DECEMBER 15,	DECEMBER 31,
	2009	2008

CASH FLOWS FROM OPERATING ACTIVITIES:

Net Income (Loss)	$1,742	$(1,836)

Non-cash adjustments:

Depreciation	394	366

Changes in operating assets and liabilities:

Accounts receivable	(1,675)	143
Inventories	478	(1,648)
Other current assets	21	(6)
Bank Overdraft	(18)	(91)
Accounts payable	(401)	358
Other accrued liabilities	90	(285)
Customer advances	224	-

Net cash flows from operating activities	855	(2,999)

CASH FLOWS FROM INVESTING ACTIVITIES:

Purchases of plant, property & equipment	(189)	(279)

CASH FLOWS FROM FINANCING ACTIVITIES:

Capital Contributions (Distributions)	(666)	3,278

CHANGE IN CASH & CASH EQUIVALENTS	-	-

CASH AT BEGINNING OF YEAR	-	-

CASH AT END OF YEAR	$-	$-

The accompanying notes are an integral part of these financial statements.

General Technology Corporation

Notes to Financial Statements
December 15, 2009 and December 31, 2008

1.	Description of Business

General Technology Corporation (the “Company”) is a contract manufacturer that serves customers in the military and defense markets. GTC occupies an important niche in these markets, helping its customers manage their legacy products and programs.  The facility is located in Albuquerque, New Mexico and is supported by a solid management team.

2.	Summary of Significant Accounting Policies

Use of Estimates

In preparing financial statements in conformity with U.S. generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fiscal Year Reporting

The Company was acquired by IEC on December 15, 2009.  Due to a regularly scheduled, two week, year end shutdown, the Company operations for calendar year 2009 ceased on December 18, 2009.  Management determined that the three day “short period” results would be inconsequential in terms of earnings and would not alter in any material manner the understanding of the entity on a stand alone basis.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivable

The Company has little to no history of write-offs, and traditionally carries no reserve.

Inventory

Inventory is stated at the lower of cost, on a first-in, first-out basis, or market. The Company regularly assesses slow-moving, excess and obsolete inventory and maintains a balance sheet reserve against these risks.

Property and Equipment

Property and equipment are stated at cost. Depreciation is computed using the straight-line method based on the useful lives of the related assets, which range from 3 to 25 years. Repairs and maintenance of relatively minor items are expensed as incurred. Renewals or betterments of significant items are capitalized. The costs of assets sold or otherwise disposed of and the related accumulated depreciation are eliminated from the accounts and any gain or loss is included as a component of other income or loss.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the price is fixed or determinable, and collectability of the selling price is reasonably assured.

Shipping and Handling Costs

Shipping and handling costs are included as a component of cost of sales in the accompanying statements of operations.

Advertising

Advertising costs are expensed as incurred.

Income Tax

As a subsidiary of Crane, net operating losses generated by the Company accrue to the benefit of Crane.  Therefore, no deferred tax benefits have been recognized in these financial statements.

Concentration of credit risk

The Company is exposed to concentrations of credit risks primarily of trade accounts receivable. The Company routinely assesses the financial strength of its customers, and as a consequence believes that its credit risk exposure related to trade accounts receivable is limited. The

Company has little to no experience of writing off uncollectible accounts.

3.	Accounts Receivable

Accounts receivable consists of the following:

	2009	2008

Trade Accounts Receivable	$3,945	$2,288
Less: Allowance	-	18
	$3,945	$2,270

4.	Inventory

Inventory consists of the following:

	2009	2008
Raw materials	$2,808	$2,849
Work in process	1,850	2,230
Finished goods	163	118
Inventory Reserve	(377)	(275)
	$4,444	$4,922

5.	Major Customers

The Company had three customers who collectively accounted for 83% and 54% of sales and 75% and 81% of accounts receivable at December 15, 2009 and December 31, 2008, respectively.

6.	Related Party Transactions

As a subsidiary of Crane Co., the Company was involved in various related party transactions.  The impact of these related party transactions is shown separately in the audited financial statements to help the reader understand the materiality of the amounts affecting sales, cost of sales, SG&A expenses and other expenses.  Additionally, there were related party interest expenses as a result of Crane Co. financing the Company’s operations through a period of net loss during fiscal 2008.

7.	Long Term Debt

The Company has a remaining “bond due” of $100,000 associated with the real property.  This balance is due to the City of Albuquerque, New Mexico.  The City provided an abatement of property taxes for the length of the bond’s term.  The tax abatement will expire in 2019 when the bond matures.

8.	Retirement Plan

The Company maintains a 401(k) profit sharing plan for their employees. Under the plan, eligible participants who meet certain age and length of service requirements may contribute any percentage up to 60% of their compensation, up to the IRS annual maximum allowed. Employer discretionary matching contributions are provided for in the plan up to 25% of employee contributions, on the first 6% of gross wages contributed only. The plan also allows for a discretionary profit sharing contribution by the company.  Plan expenses incurred were $29,913 and $72,526 for the years ended December 15, 2009 and December 31, 2008 respectively.